Borrowings	6 Months Ended
Jun. 30, 2019
Borrowings
Borrowings

7. Borrowings

	June 30,	December 31,
	2019	2018
	€ 1,000	€ 1,000
Innovation credit	5,164	5,164
Accrued interest on innovation credit	2,726	1,871
Convertible notes	2,646	2,351

Total borrowings	10,536	9,386
Current portion	(178)	—
	10,358	9,386

On June 1, 2012, ProQR was awarded an Innovation credit by the Dutch government, through its agency RVO of the Ministry of Economic Affairs, for the Company’s cystic fibrosis program. Amounts were drawn under this facility in the course of the years 2013 through 2017. The credit covers 35% of the costs incurred in respect of the program up to € 5.0 million.

The credit is interest-bearing at a rate of 10% per annum. Early October 2018 ProQR received a conditional waiver of the €5 million Innovation credit. Consequently, the repayment of the total loan of €7.7 million, including interest, has been waived if conditions are met, which will be reviewed annually for 3 years. The assets which are co-financed with the granted innovation credit are subject to a right of pledge for the benefit of RVO.

On December 10, 2018 ProQR was awarded an Innovation credit for the QR-110 program. Amounts will be drawn under this facility from 2018 through 2021. The credit of € 4.7 million through December 31, 2021 will be used to conduct the Phase 2/3 clinical study and efforts to obtain regulatory and ethical market approval (NDA/MAA) of QR-110 for LCA10, of which €0.2 million has been received at June 30, 2019. The credit, including accrued interest of 10% per annum, is repayable depending on obtaining market approval.

Convertible loans

Convertible loans were issued to Amylon Therapeutics B.V. and are interest-bearing at an average rate of 8% per annum. They are convertible into a variable number of ordinary shares within 36 months at the option of the holder or the Company in case financing criteria are met. Any unconverted loans become payable on demand after 24 – 36 months in equal quarterly terms.